                                                                   EXHIBIT 10.36


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                            SERIES 1999-3 SUPPLEMENT
                          Dated as of November 10, 1999

                                       to

                              AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT
                            Dated as of May 21, 1999

                         ------------------------------

                             NEXTCARD MASTER TRUST I

                                  SERIES 1999-3

                         ------------------------------

                                     between

                                 NEXTBANK, N.A.,
                           as Transferor and Servicer

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee

                on behalf of the Series 1999-3 Certificateholders



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

                                TABLE OF CONTENTS


                                                                                              Page
ARTICLE I         Creation of the Series 1999-3 Certificates...............................     1

        Section 1.01. Designation..........................................................     1

ARTICLE II        Definitions..............................................................     2

        Section 2.01. Definitions..........................................................     2

ARTICLE III       Servicing Fee............................................................    11

        Section 3.01. Servicing Compensation...............................................    11

ARTICLE IV        Rights of Series 1999-3 Certificateholders and Allocation and
                  Application of Collections...............................................    11

        Section 4.01. Collections and Allocations..........................................    11

        Section 4.02. Determination of Monthly Interest....................................    13

        Section 4.03. Suspension of the Revolving Period; Limited Amortization Period......    14

        Section 4.04. Required Amount......................................................    14

        Section 4.05. Application of Series 1999-3 Allocable Finance Charge
                  Collections and Available Principal Collections..........................    14

        Section 4.06. Defaulted Amounts; Investor Charge-Offs..............................    16

        Section 4.07. Excess Spread and Excess Finance Charge Collections..................    16

        Section 4.08. Excess Finance Charge Collections....................................    17

        Section 4.09. Shared Principal Collections.........................................    17

        Section 4.10. Invested Amount Increases............................................    17

        Section 4.11. Reserve Account......................................................    18

        Section 4.12. Interest Rate Caps...................................................    19

ARTICLE V         Distributions and Reports to Series 1999-3 Certificateholders............    21

        Section 5.01. Distributions........................................................    21

        Section 5.02. Reports and Statements to Certificateholders.........................    21

ARTICLE VI        Pay Out Events...........................................................    22

        Section 6.01. Pay Out Events.......................................................    22

ARTICLE VII       Optional Repurchase; Series Termination..................................    24

        Section 7.01. Optional Repurchase..................................................    24

        Section 7.02. Series Termination...................................................    24

ARTICLE VIII      Final Distributions......................................................    25

        Section 8.01. Sale of Receivables or Certificateholders' Interest pursuant to
                      Section 2.06 or 10.01 of the Agreement and Section 7.01 or 7.02
                      of this Supplement...................................................    25

ARTICLE IX        Miscellaneous Provisions.................................................    25

        Section 9.01. Ratification of Agreement............................................    25

        Section 9.02. Counterparts.........................................................    26

        Section 9.03. Governing Law........................................................    26

        Section 9.04. Private Placement of Series 1999-3 Certificates; Form of
                      Delivery of Series 1999-3 Certificates...............................    26

        Section 9.05. Successors and Assigns...............................................    26

        Section 9.06. Amendments...........................................................    26

        Section 9.07. Amendments to Agreement..............................................    27

        Section 9.08. Tax Matters..........................................................    27
[*]

*Confidential treatment requested.

               SERIES 1999-3 SUPPLEMENT, dated as of November 10, 1999 (the "Supplement"), between NEXTBANK, N.A., a national banking association, as Transferor and Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

               Pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1998, as amended and restated by the Amended and Restated Pooling and Servicing Agreement, dated as of May 21, 1999 (as amended, restated and supplemented to date, the "Agreement"), between the Transferor and Servicer (as successor to NextCard Funding Corp. and NextCard, Inc. as Transferor and Servicer, respectively) and the Trustee, the Transferor has created the NextCard Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Transferor may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

               Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                    ARTICLE I

                   Creation of the Series 1999-3 Certificates

               Section 1.01. Designation.

               (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "NextCard Master Trust I, Series 1999-3." The Series 1999-3 Certificates shall be known as the "Series 1999-3 Variable Funding Certificates."

               (b) Series 1999-3 shall be a Principal Sharing Series. Series 1999-3 shall be an Excess Allocation Series. Series 1999-3 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1999-3 shall be the January 18, 2000 Distribution Date and the first Monthly Period shall begin on and include the Closing Date and end on and include December 31, 1999. The Closing Date shall be a Discount Option Date and the Discount Percentage shall be [*] or such other percentage as shall be mutually acceptable to the Transferor and the Administrative Agent, which Discount Percentage shall apply to all Principal Receivables (without giving effect to the proviso in the definition of Principal Receivables) arising on or after the Closing Date. Notwithstanding anything to the contrary in the Agreement, the Transferor shall not reduce or withdraw such Discount Percentage or otherwise modify the application thereof unless the Rating Agency Condition shall have been satisfied with respect to such action.


*Confidential treatment requested.

                                   ARTICLE II

                                   Definitions

               Section 2.01. Definitions.

               (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

               "Account Origination Agreement" shall mean the Amended and Restated Account Origination Agreement by and between the Servicer and Transferor (as successor to NextCard, Inc. and NextCard Funding Corp.) and Heritage Bank of Commerce dated as of May 21, 1999, as amended from time to time in accordance with the terms thereof.

               "Additional Amounts" shall have the meaning specified in the Certificate Purchase Agreement.

               "Additional Interest" shall have the meaning specified in Section 4.02(b).

               "Administrative Agent" shall mean First Union Securities, Inc., a Delaware corporation, in its capacity as administrative agent under the Certificate Purchase Agreement, and any successor thereto appointed pursuant to the Certificate Purchase Agreement.

               "Amortization Period" shall mean, with respect to Series 1999-3, as the context requires, the Scheduled Amortization Period, the Early Amortization Period or any Limited Amortization Period.

               "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Series 1999-3 Allocable Principal Collections received during such Monthly Period, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1999-3 in accordance with Section 4.04 of the Agreement and Section 4.09 hereof and (c) any other amounts which pursuant to Section 4.05, 4.07 or 4.11 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

               "Average Invested Amount" shall mean, for any period, the sum of the Invested Amounts for each day in such period divided by the number of days in such period.

               "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Interest and the Monthly Servicing Fee for such Monthly Period and (b) the denominator of which is the Average Invested Amount as of the last day of such Monthly Period.


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
               "Business Day" shall mean, for purposes of Series 1999-3, any day other than (a) a Saturday or Sunday, (b) any other day on which banking institutions in New York, New York, Charlotte, North Carolina or any other State in which the principal executive offices of the Transferor or any Additional Transferor or the Trustee are located, are authorized or obligated by law, executive order or governmental decree to be closed.

               "Cap Rate" shall mean [*]% per annum.

               "Certificate Assignment" shall have the meaning specified in
Section 9.08(e).

               "Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement, dated as of November 10, 1999, among the Transferor and Servicer, the Administrative Agent and the Purchaser, and all amendments thereto.

               "Certificate Rate" shall have the meaning specified in the Certificate Purchase Agreement.

               "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

               "Certificates" shall mean any one of the Series 1999-3 Variable Funding Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

               "Closing Date" shall have the meaning specified in the Certificate Purchase Agreement.

               "Credit Bureau Agency" shall mean any of Trans Union LLC, Experian Inc. or Equifax Inc., or any of their respective successors.

               "Distribution Date" shall mean January 18, 2000, and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

               "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1999-3 is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Invested Amount and (ii) the Series 1999-3 Termination Date.

               "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to Section 4.05(a)(iv).

               "Excess Spread Percentage" shall mean, for any Monthly Period, the difference between the Portfolio Yield and the Base Rate for such Monthly Period.

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

               "FICO Score" shall mean, with respect to any Obligor, the average of any two of the risk scores indicated on such Obligor's credit reports, as calculated by the applicable Credit Bureau Agency using software developed by Fair, Isaac and Co., Inc.

               "Finance Charge Shortfall" shall have the meaning specified in
Section 4.08.

               "Increase Amount" shall have the meaning specified in Section 4.10(a).

               "Increase Conditions" shall mean, with respect to any requested Invested Amount Increase hereunder, all of the following:

               (a) the request with respect to such Invested Amount Increase shall have been delivered to the Trustee, the Administrative Agent and the Servicer by the time, and shall otherwise conform to the requirements, specified in Section 4.10(a);

               (b) after giving effect to such Invested Amount Increase, the Invested Amount shall not exceed the Maximum Invested Amount;

               (c) no Pay Out Event or event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, has occurred and is continuing or would result from such Invested Amount Increase;

               (d) the Scheduled Amortization Period shall not have commenced as of such Increase Date;

               (e) all of the representations and warranties of the Transferor and the Servicer set forth in the Agreement and the Certificate Purchase Agreement shall be true and correct as though made on and as of such Increase Date (except that representations and warranties set forth in Sections 2.04(a)(ii), (vii), (viii) and (ix) shall be deemed to be made only as of the applicable date specified in such sections);

               (f) after giving effect to such Invested Amount Increase, the Transferor Percentage shall be equal to or greater than the Required Transferor Percentage on such date;

               (g) the Servicer shall have delivered to the Administrative Agent a copy of the Servicer Report prepared as of the immediately prior Determination Date, signed by a Servicing Officer;

               (h) the Interest Rate Cap Requirement is satisfied on such date;

               (i) as of the most recent Distribution Date preceding the applicable Increase Date, no unreimbursed Investor Charge-Offs remain outstanding;

               (j) the amount on deposit in the Reserve Account shall equal the Required Reserve Account Amount on such Increase Date after giving effect to the Invested Amount Increase and the Required Reserve Account Addition made on such Increase Date;

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

               (k) as of the most recent preceding Determination Date, the Excess Spread Percentage is equal to or greater than [*]; and

               (l) the Transferor shall have delivered to the Trustee, the Administrative Agent and the Servicer an Officer's Certificate dated as of such Increase Date certifying that the conditions described in paragraphs (a) through
(k) above have been satisfied.

               "Increase Date" shall have the meaning specified in Section 4.10(a).

               "Initial Invested Amount" shall mean $0.

               "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

               "Interest Rate Cap" shall mean an interest rate cap agreement for the benefit of the Trust between the Trustee, acting on behalf of the Trust, and an Interest Rate Cap Provider, substantially in the form of Exhibit D, obtained by the Transferor pursuant to Section 4.12(a) and having a cap rate equal to the Cap Rate, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto.

               "Interest Rate Cap Payment" shall mean, with respect to any Distribution Date, any payment required to be made on the preceding Business Day by an Interest Rate Cap Provider to the Trustee for deposit in the Collection Account as Series 1999-3 Allocable Finance Charge Collections.

               "Interest Rate Cap Provider" shall mean any obligor under an Interest Rate Cap, or if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained for such Interest Rate Cap pursuant to
Section 4.12, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

               "Interest Rate Cap Requirement" shall mean as of any date of determination, that (i) the Trust shall have the benefits of Interest Rate Caps, Replacement Interest Rate Caps or Qualified Substitute Arrangements satisfying the requirements of Section 4.12 and (ii) the long-term unsecured debt ratings of each Interest Rate Cap Provider shall be at least AA by Standard & Poor's and Aa2 by Moody's or the short-term unsecured debt ratings of the Interest Rate Cap Provider shall be at least A-1 by Standard & Poor's and P-1 by Moody's; provided, however, that if First Union Securities, Inc. or an Affiliate thereof is an Interest Rate Cap Provider, no rating requirement will apply to such Interest Rate Cap Provider.

               "Interest Shortfall" shall have the meaning specified in Section 4.02(b).

               "Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Invested Amount, plus (b) the aggregate principal amount of Invested Amount Increases pursuant to Section 4.10 on or prior to such date, minus (c) the aggregate amount of

*Confidential treatment requested.

principal payments made to the Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs for all prior Distribution Dates over Investor Charge-Offs reimbursed pursuant to Section 4.07(b) prior to such date.

               "Invested Amount Increase" shall have the meaning specified in
Section 4.10(a).

               "Invested Amount Increase Request" shall have the meaning specified in Section 4.10(a).

               "Investment Letter" shall mean an Investment Letter substantially in the form of Exhibit C executed by a Certificateholder.

               "Investor Charge-Offs" shall have the meaning specified in
Section 4.06.

               "Investor Default Amount" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Series 1999-3 Floating Allocation Percentage for such Monthly Period.

               "Limited Amortization Amount" shall have the meaning specified in
Section 4.03.

               "Limited Amortization Period" shall mean, unless the Scheduled Amortization Period or the Early Amortization Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Transferor in accordance with Section 4.03, and ending upon the first to occur of (i) the commencement of the Scheduled Amortization Period or the Early Amortization Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the applicable Limited Amortization Amount shall have been paid in full.

               "Liquidity Reduction Date" shall have the meaning specified in the Certificate Purchase Agreement.

               "Maximum Invested Amount" shall mean $220,000,000, as such amount may be increased or decreased from time to time in accordance with the Certificate Purchase Agreement.

               "Monthly Interest" shall have the meaning specified in the Certificate Purchase Agreement.

               "Monthly Servicer Report" shall have the meaning specified in
Section 5.02.

               "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01.

               "Notional Amount" shall mean the notional amount of any Interest Rate Cap.

               "Official Body" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

               "Partial Participant" shall have the meaning specified in Section 9.08(f).

               "Participant" shall have the meaning specified in Section
9.08(f).

               "Pay Out Event" shall mean any Pay Out Event specified in Section 6.01.

               "Payment Rate" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Collections of Receivables during such Monthly Period and the denominator of which is the aggregate amount of Receivables outstanding as of the first day of such Monthly Period.

               "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) the amount of Series 1999-3 Allocable Finance Charge Collections with respect to such Monthly Period minus (ii) the Investor Default Amount for such Monthly Period and (b) the denominator of which is the Average Invested Amount for such Monthly Period.

               "Purchaser" shall mean Variable Funding Capital Corporation, a Delaware corporation, together with its successors and permitted assigns.

               "Qualified Substitute Arrangement" shall have the meaning specified in Section 4.12(b).

               "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 1999-3 Certificateholders, plus (iii) the amount of any Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Certificateholders on a prior Distribution Date.

               "Replacement Interest Rate Cap" shall mean any interest rate cap having substantially the same terms and conditions as the form of interest rate agreement set forth in Exhibit D, in the case of a replacement to an Interest Rate Cap, and otherwise satisfying the conditions set forth in Section 4.12.

               "Required Amount" shall have the meaning specified in Section
4.04.

               "Required Excess Spread Reserve Account Percentage" shall mean, with respect to any Determination Date or Increase Date, the percentage in the right-hand column below corresponding to the applicable Three-Month Average Excess Spread Percentage set forth in the left-hand column below:

                Three-Month Average                 Required Excess Spread
              Excess Spread Percentage            Reserve Account Percentage
              ------------------------            --------------------------
                      <[*]%                                  [*]%
                 >= [*]% and <[*]%                           [*]%
                 >= [*]% and <[*]%                           [*]%
                      >= [*]%                                [*]%

provided, that, if the Required Excess Spread Reserve Account Percentage has at any time increased, then the Required Excess Spread Reserve Account Percentage shall not decrease below the increased percentage unless a lower percentage is the appropriate Required Excess Spread Reserve Account Percentage for [*]; provided, further, that each of the Required Excess Spread Reserve Account Percentages set forth in the right-hand column above shall be increased by (i) [*]% if the average of the annualized ratios of Defaulted Receivables to Principal Receivables (calculated by dividing (i) the product of (a) the Defaulted Receivables for the applicable Monthly Period and (b) the quotient obtained by dividing (x) 360 by (y) the number of days in such Monthly Period by
(ii) the Principal Receivables as of the close of business on the last day of the immediately prior Monthly Period) determined on any three consecutive prior Monthly Periods equals or exceeds [*]%, (ii) 1.0% if the average of the Payment Rates for any three consecutive prior Monthly Periods shall be equal to or less than [*]% on any Determination Date and (iii) [*]% if the Excess Spread Percentage is equal to or less than [*]% for the related Monthly Period on any Determination Date.

               "Required Reserve Account Addition" shall have the meaning specified in Section 4.10(a).

               "Required Reserve Account Amount" shall mean, with respect to any Determination Date or Increase Date, the product of (a) (i) in the case of any Determination Date, the Invested Amount for the Distribution Date following such Determination Date after giving effect to the principal distributions to be made on such Distribution Date and (ii) in the case of any Increase Date, the Invested Amount after giving effect to the Invested Amount Increase on such Increase Date, and (b) the greater of (i) [*]% and (ii) the Required Excess Spread Reserve Account Percentage for such Determination Date or Increase Date; provided, however, that the Required Reserve Account Amount shall in no event be reduced below [*].

               "Reserve Account" shall have the meaning specified in Section 4.11(a).

               "Reserve Account Deficiency" shall have the meaning specified in
Section 4.07(c).

               "Reset Date" shall mean each of (a) an Addition Date, (b) a Removal Date, and (c) a date on which an Invested Amount Increase occurs.

               "Revolving Period" shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Scheduled Amortization Period commences and (b) the close of business


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*Confidential treatment requested.

on the day immediately preceding the day the Early Amortization Period commences; provided, however, that the Revolving Period shall be temporarily suspended for the duration of any Limited Amortization Period.

               "Scheduled Amortization Date" shall mean the earlier of (a) the last day of the February 2003 Monthly Period and (b) the Liquidity Reduction Date.

               "Scheduled Amortization Period" shall mean, unless a Pay Out Event with respect to Series 1999-3 shall have occurred prior thereto, the period commencing on the Scheduled Amortization Date and ending upon the first to occur of (x) the commencement of the Early Amortization Period, (y) the payment in full of the Invested Amount and (z) the Series 1999-3 Termination Date; provided, however, that the commencement of the Scheduled Amortization Period may occur on such later date as may be mutually agreed upon by the Administrative Agent and the Transferor.

               "Series 1999-3" shall mean the Series of Certificates the terms of which are specified in this Supplement.

               "Series 1999-3 Allocable Finance Charge Collections" shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Series 1999-3 Floating Allocation Percentage and (ii) Collections of Finance Charge Receivables received by the Servicer during such Monthly Period, plus any Interest Rate Cap Payments received from any Interest Rate Cap Provider prior to the Distribution Date in the month following such Monthly Period.

               "Series 1999-3 Allocable Principal Collections" shall mean an amount equal to, with respect to any Monthly Period (a) during the Revolving Period, the product of (i) the Series 1999-3 Floating Allocation Percentage and
(ii) Collections of Principal Receivables received by the Servicer during such Monthly Period, and (b) during an Amortization Period, the product of (i) the Series 1999-3 Fixed Allocation Percentage and (ii) Collections of Principal Receivables received by the Servicer during such Monthly Period.

               "Series 1999-3 Certificateholder" shall have the meaning specified in Section 9.08(e).

               "Series 1999-3 Certificateholders' Interest" shall mean the Certificateholders' Interest for Series 1999-3.

               "Series 1999-3 Fixed Allocation Percentage" shall mean an amount equal to, with respect to any Monthly Period during an Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greatest of (a) the aggregate amount of Principal Receivables plus the amount then on deposit in the Excess Funding Account, in each case as of the last day of such Monthly Period, (b) the Trust Invested Amount as of such last day and (c) the sum of the numerators used to calculate the allocation percentages for Collections of Principal Receivables for all Series then outstanding for such Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 1999-3 Fixed Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date (if any) that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

               "Series 1999-3 Floating Allocation Percentage" shall mean an amount equal to, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables plus the amount then on deposit in the Excess Funding Account, in each case as of as of the last day of such Monthly Period, and (b) the Trust Invested Amount as of such last day; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Series 1999-3 Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and after the date on which any such Reset Date occurs to but excluding the date (if any) that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

               "Series 1999-3 Termination Date" shall mean the Distribution Date occurring in the 36th calendar month following the earlier to occur of (x) the commencement of the Scheduled Amortization Period or (y) the commencement of the Early Amortization Period.

               "Series Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Defaulted Amounts at any time and Principal Receivables during the Revolving Period, the Series 1999-3 Floating Allocation Percentage and (b) with respect to Principal Receivables during any Amortization Period, the Series 1999-3 Fixed Allocation Percentage.

               "Servicing Fee Rate" shall mean 2.0% per annum.

               "Shared Principal Collections" shall mean Shared Principal Collections as defined and described in Section 4.04 of the Agreement; amounts to be treated as Shared Principal Collections under this Supplement are described in Sections 4.05(b)(ii) and (c)(ii).

               "Three-Month Average Excess Spread" shall mean, (i) for any Determination Date or Increase Date occurring on or after the Determination Date in any month, the average of the Excess Spread Percentages for each of the three preceding Monthly Periods and (ii) for any Increase Date occurring prior to the Determination Date in any month, the average of the Excess Spread Percentages for each of the three Monthly Periods preceding the immediately prior Monthly Period.

               (b)  Notwithstanding anything to the contrary in the Agreement,
(i) no action that is subject to the Rating Agency Condition or that requires Rating Agency consent pursuant to the terms of the Agreement or this Supplement (regardless of whether one or more Series of Investor Certificates rated by any Rating Agency is then outstanding), shall be taken unless the Administrative Agent shall have first consented in writing to such action, which consent by the



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

Administrative Agent shall not be unreasonably withheld, and (ii) the parties hereto shall provide the Administrative Agent, at its address set forth in
Section 10.02 of the Certificate Purchase Agreement, with all notices, opinions, reports, certifications and other items to be provided to each Rating Agency pursuant to the Agreement as supplemented by this Series Supplement.

               (c) Each capitalized term defined herein shall relate to the Series 1999-3 Certificates and no other Series of Certificates issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All references to sections of the Agreement shall relate to the Agreement without giving effect to this Supplement.

               (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                   ARTICLE III

                                  Servicing Fee

               Section 3.01. Servicing Compensation. The share of the Servicing Fee allocable to the Series 1999-3 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Average Invested Amount for the Monthly Period preceding such Distribution Date; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall equal the product of (a) a fraction, the numerator of which shall be the number of days in the period beginning on the Closing Date and ending on December 31, 1999 and the denominator of which shall be 360, (b) the Servicing Fee Rate and
(c) the Average Invested Amount for the period beginning on the Closing Date and ending on December 31, 1999.

                                   ARTICLE IV

                 Rights of Series 1999-3 Certificateholders and
                    Allocation and Application of Collections

               Section 4.01. Collections and Allocations.

               (a) Allocations. Prior to the close of business on each Deposit Date, Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables allocated to Series 1999-3 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series) shall be allocated and distributed or reallocated as set forth in this Article IV.

               (b) Allocations to the Series 1999-3 Certificateholders. The Servicer shall prior to the close of business on any Deposit Date allocate, or cause the Trustee to allocate, to the Series 1999-3 Certificateholders and the Holders of the Transferor Certificates as follows:


               (i) Allocations of Finance Charge Collections. To the Series 1999-3 Certificateholders and retain in the Collection Account for application or reallocation as provided herein an amount equal to the product of (A) the Series 1999-3 Floating Allocation Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

               (ii) Allocations of Principal Collections. To the Series 1999-3 Certificateholders, the following amounts as set forth below:

                      (x) Allocations During the Revolving Period. During the
               Revolving Period, an amount equal to the product of (I) the Series 1999-3 Floating Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1999-3 Certificateholders and, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, shall be retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and if no other Principal Sharing Series is outstanding and in its amortization period or accumulation period, shall be paid to the Holders of the Transferor Certificates; provided, however, that such amount to be paid to the Holders of the Transferor Certificates on any Deposit Date shall be paid to such Holders only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                      (y) Allocations During any Limited Amortization Period.
               During any Limited Amortization Period, an amount equal to the product of (I) the Series 1999-3 Fixed Allocation Percentage and
               (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1999-3 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that, if the Series 1999-3 Allocable Principal Collections deposited on that and each prior Deposit Date during the then-current Monthly Period exceed the difference between the Limited Amortization Amount and the total amount of principal payments paid to the Series 1999-3 Certificateholders during the related Limited Amortization Period, then such excess shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second, paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                      (z) Allocations During the Scheduled Amortization Period
               or the Early Amortization Period. During the Scheduled Amortization Period or the Early Amortization Period, an amount equal to the product of (I) the Series 1999-3 Fixed Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 1999-3 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that if after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1999-3 Certificateholders, amounts allocated to the Series 1999-3 Certificateholders pursuant to this subsection (z) shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second, paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

               The withdrawals to be made from the Collection Account pursuant to this Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1999-3 Certificateholders' Interest pursuant to Section 7.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.01 or 12.02 of the Agreement.

               Section 4.02. Determination of Monthly Interest.

               (a) The amount of monthly interest distributable from the Collection Account with respect to the Certificates on any Distribution Date shall be amounts equal to the amounts calculated by the Administrative Agent pursuant to the Certificate Purchase Agreement as the Monthly Interest for the related Interest Period. Notwithstanding anything to the contrary herein, the Monthly Interest shall be distributed on the Certificates only to the extent permitted by applicable law.

               (b) Two Business Days prior to each Distribution Date, the Servicer shall determine and notify the Trustee in writing of the excess, if any (the "Interest Shortfall"), of (x) the Monthly Interest for such Distribution Date over (y) the amount which will be available to be distributed with respect to the Certificates on such Distribution Date in respect thereof pursuant to this Supplement. If, on any Distribution Date, the Interest Shortfall is greater than zero, on each subsequent Distribution Date until such Interest Shortfall is fully paid, an additional amount ("Additional Interest") equal to (x) the actual number of days in the Interest Period commencing on such Distribution Date divided by 360, multiplied by (y) the product of (i) the Certificate Rate for such Interest Period plus 2.0% per annum and (ii) such Interest Shortfall shall be payable as provided herein with respect to the Certificates. Notwithstanding anything to the contrary herein, Additional Interest shall be distributed with respect to the Certificates only to the extent permitted by applicable law.


               (c) On or before the fourth Business Day preceding each Distribution Date, the Administrative Agent shall calculate the Certificate Rate and the Monthly Interest for the related Interest Period. Pursuant to the Certificate Purchase Agreement, the Administrative Agent shall provide the Servicer with written notice of the Certificate Rate and the Monthly Interest for such Interest Period on or before the fourth Business Day preceding such Distribution Date.

               Section 4.03. Suspension of the Revolving Period; Limited Amortization Period. The Transferor may from time to time, in its sole discretion, unless a Pay Out Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Amortization Period to commence for one or more Monthly Periods by delivering to the Servicer, the Trustee and the Administrative Agent an irrevocable written notice by 5:00 p.m. (North Carolina time) on the second Business Day preceding the first day of the Monthly Period in which such Limited Amortization Period is scheduled to commence, which notice shall specify the aggregate amount of the decrease in the Invested Amount (the "Limited Amortization Amount") for such Limited Amortization Period; provided, however, that any Limited Amortization Amount shall be in an amount of at least $1,000,000 or any higher multiple of $100,000; provided further that the Transferor may not cause a Limited Amortization Period to commence unless, in the reasonable belief of the Transferor, such Limited Amortization Period would not result in the occurrence of a Pay Out Event.

               Section 4.04. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (x) the sum of the amounts required pursuant to subsections 4.05(a)(i), (ii) and (iii) for such Distribution Date exceeds (y) the Series 1999-3 Allocable Finance Charge Collections for such Distribution Date. In the event that the difference between (x) the Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1999-3 applied with respect thereto pursuant to Section 4.07(a) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Amount on the date of computation.

               Section 4.05. Application of Series 1999-3 Allocable Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Series 1999-3 Allocable Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

               (a) On each Distribution Date, an amount equal to the Series 1999-3 Allocable Finance Charge Collections will be distributed or deposited in the following priority:

                      (i) an amount equal to Monthly Interest for such Distribution Date, plus the amount of any Monthly Interest previously due but not distributed to Certificateholders, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to Certificateholders on a prior Distribution Date, shall be distributed to the Certificateholders;

                      (ii) an amount equal to the Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                      (iii) an amount equal to the Monthly Servicing Fee for such Distribution Date plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.04 of the Agreement); provided, however, that if NextBank, N.A. or an Affiliate is the Servicer and the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1999-3 with respect to the related Monthly Period would otherwise be insufficient to make the deposit to the Reserve Account required by
        Section 4.07(c), the amount distributed to the Servicer pursuant to this
        Section 4.05(a)(iii) on such Distribution Date shall be reduced, not below zero, by an amount equal to the Reserve Account Deficiency; and

                      (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in
        Section 4.07.

               (b) On each Distribution Date with respect to the Limited Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

                      (i) an amount which, together with the aggregate amounts distributed pursuant to this clause (i) on prior Distribution Dates with respect to the same Limited Amortization Amount, equals the Limited Amortization Amount, shall be distributed to the Certificateholders; and

                      (ii) the balance of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

               (c) On each Distribution Date with respect to the Scheduled Amortization Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

                      (i) an amount up to the Invested Amount on such Distribution Date shall be distributed to the Certificateholders; and

                      (ii) for each Distribution Date beginning on the Distribution Date on which the Invested Amount is paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

               Section 4.06. Defaulted Amounts; Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Required Amount for the related Monthly Period exceeds the sum of (a) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1999-3 with respect to such Monthly Period, and (b) the amount then on deposit in the Reserve Account, the Invested Amount shall be reduced by the amount by which such Required Amount exceeds such sum, but not by more than the Investor Default Amount for such Distribution Date (an "Investor Charge-Off"). Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs) on any Distribution Date by the amount of Series 1999-3 Allocable Finance Charge Collections and Excess Spread and Excess Finance Charge Collections allocated to Series 1999-3 with respect to the related Monthly Period which are allocated and available for that purpose pursuant to Section 4.07(b).

               Section 4.07. Excess Spread and Excess Finance Charge Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1999-3 with respect to the related Monthly Period, to make the following distributions or deposits in the following order of priority:

               (a) an amount equal to the Required Amount shall be distributed by the Trustee to fund the Required Amount in accordance with, and in the priority set forth in, subsections 4.05(a)(i), (ii) and (iii);

               (b) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

               (c) if the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount for the immediately preceding Determination Date (such difference, the "Reserve Account Deficiency"), an amount equal to such Reserve Account Deficiency shall be deposited in the Reserve Account;

               (d) any Additional Amounts due and payable to the Administrative Agent pursuant to the Certificate Purchase Agreement with respect to such Distribution Date shall be paid to the Administrative Agent; and

               (e) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series or to the Holders of the Transferor Certificates as described in Section 4.04 of the Agreement.

               Section 4.08. Excess Finance Charge Collections. Series 1999-3 shall be an Excess Allocation Series. Subject to Section 4.04 of the Agreement, Excess Finance Charge Collections with respect to the Excess Allocation Series for any Distribution Date will be allocated to Series 1999-3 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and
(y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1999-3 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 1999-3 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.05(a)(i)-(iii) and subsections 4.07(a) through (d) on such Distribution Date over (b) the Series 1999-3 Allocable Finance Charge Collections applied on such Distribution Date.

               Section 4.09. Shared Principal Collections. Subject to Section
4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1999-3 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1999-3 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Principal Shortfalls" for Series 1999-3 will be equal to for any Distribution Date with respect to (a) the Revolving Period, zero; (b) the Limited Amortization Period, the excess, if any, of the Limited Amortization Amount not previously distributed over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) the Scheduled Amortization Period or the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

               Section 4.10. Invested Amount Increases.

               (a) The Series 1999-3 Certificateholders agree, by acceptance of their Certificates, that the Transferor may, from time to time, prior to the earlier of the commencement of the Scheduled Amortization Period and the commencement of the Early Amortization Period and so long as a Limited Amortization Period is not outstanding, and subject to the terms, conditions and restrictions set forth in this Section 4.10(a) and in the Certificate Purchase Agreement, request that, the Certificateholders acquire additional undivided interests in the Trust in specified amounts (each, an "Invested Amount Increase"). Each and every Invested Amount Increase shall, however, be subject to the satisfaction of the Increase Conditions, and shall be permitted only (i) during the Revolving Period and (ii) upon the request made by the Transferor to the Administrative Agent to increase the outstanding principal balance of the Certificates held by the Purchaser and the Invested Amount to an amount not to exceed the Maximum Invested Amount. Any such Invested Amount Increase shall be in a minimum amount of [*] or an integral multiple of [*] in excess of that amount. To request any such increase, the Transferor shall be required to give to each of the Trustee, the Servicer and the Administrative Agent, by 5:00 p.m. (North Carolina time) on the Business Day prior to the date of the requested Invested Amount Increase, an irrevocable notice substantially in the form attached hereto as Exhibit E (each, an "Invested Amount Increase Request"), specifying (i) the amount of such increase (the "Increase Amount"), (ii) the date on which such Invested Amount Increase is to occur, which date shall be a Business Day during the Revolving Period (an "Increase Date"), (iii) the difference between the Required Reserve Account Amount for such Increase Date after giving effect to the Increase Amount on such Increase Date and the amount then on deposit in the Reserve Account (such difference, the "Required Reserve Account Addition") and (iv) the payment instructions for remittance of the proceeds of such requested Invested Amount Increase. The proceeds of such Invested Amount Increase shall be remitted to the Transferor and the Trustee, for deposit in the Reserve Account in accordance with Section 4.11.(c), in accordance with such payment instructions.

               (b) On the Increase Date for such Invested Amount Increase, after satisfaction of all conditions to such Invested Amount Increase, the Purchaser shall initiate the remittance of such Increase Amount, to the extent it has otherwise agreed or committed to fund such Increase, no later than 3:00 p.m. (North Carolina time) in same day funds in accordance with the payment instructions specified in the Invested Amount Increase Request, and upon such remittance the outstanding principal balance of the Certificates held by the Purchaser and the Invested Amount shall be increased by the amount of such remittance. Concurrently with the making of such Invested Amount Increase, the Transferor and the Administrative Agent shall deliver to the Trustee a confirmation of such Invested Amount Increase, specifying the Increase Amount, and the Trustee shall promptly annotate the Certificate Register accordingly.

               Section 4.11. Reserve Account.

               (a) The Servicer, for the benefit of the Series 1999-3 Certificateholders, shall establish and maintain with the Trustee or its nominee in the name of the Trustee, on behalf of the Trust, an Eligible Account (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Series 1999-3 Certificateholders (the "Reserve Account").

               The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-3 Certificateholders. Except as expressly provided in this Supplement or the Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Reserve Account for any amount owed to it by the Trustee, the Trust or any Series 1999-3 Certificateholder. If, at any time, the Reserve Account ceases to be an Eligible Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent may consent) establish a new Reserve Account meeting the

*Confidential treatment requested.

conditions specified above, transfer all monies, documents, instruments, securities, security entitlements, certificates of deposit and other property on deposit in the previous Reserve Account to such new Reserve Account and from the date such new Reserve Account is established, it shall be the "Reserve Account." The Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Reserve Account and to instruct the Trustee to make withdrawals and payments from the Reserve Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

               (b) On each Distribution Date, the Servicer shall direct the Trustee in writing to (i) withdraw an amount equal to the lesser of (A) the excess of (x) Required Amount for such Distribution Date over (y) the amount of Excess Spread and Excess Finance Charge Collections allocated for Series 1999-3 with respect to the related Monthly Period and (B) the amount available in the Reserve Account, from the Reserve Account, (ii) deposit such amount into the Collection Account and (iii) apply such amount in the amounts and pursuant to the priorities set forth in subsection 4.07(a). If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Reserve Account, the amount on deposit in the Reserve Account would exceed the Required Reserve Account Amount, such excess shall be deposited into the Collection Account and treated as Collections of Finance Charge Receivables.

               (c) On each Increase Date, the Trustee shall deposit all funds remitted by the Administrative Agent on such Increase Date that constitute the Required Reserve Account Addition for such Increase Date into the Reserve Account.

               (d) Funds on deposit in the Reserve Account shall at the written direction of the Servicer be invested by the Trustee or its nominee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-3 Certificateholders. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Monthly Period in amounts sufficient to the extent of such funds to make the required distributions on the following Distribution Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer in writing, funds deposited in the Reserve Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight.

               Section 4.12. Interest Rate Caps.

               (a) The Transferor shall obtain Interest Rate Caps in favor of the Trustee for the benefit of the Trust with aggregate Notional Amounts at any time at least equal to the then-outstanding Invested Amount. Each Interest Rate Cap shall provide that (i) the Trust shall not be required to make any payments thereunder, (ii) the Interest Rate Cap shall terminate on the earlier of (A) the date of the final payment with respect to the Series 1999-3 Certificates and (B) the date on which the Notional Amount is reduced to zero and (iii) the Trust shall be entitled to receive Interest Rate Cap Payments (determined in accordance with the Interest Rate Cap) from the applicable Interest Rate Cap Provider on the Business Day immediately preceding each Distribution Date if the composite interest rate for "AA" commercial paper with a maturity of 30 days, as reported by the Federal Reserve Bank of New York in Federal Reserve Statistical Release H.15, for any Interest Period exceeds the Cap Rate. Each Interest Rate Cap Payment and any payments upon early termination of an Interest Rate Cap shall be deposited into the Collection Account as Series 1999-3 Allocable Finance Charge Collections. Payments received by the Trustee from an Interest Rate Cap Provider upon the early termination of an Interest Rate Cap shall be applied to the purchase of a Replacement Interest Rate Cap or Qualified Substitute Arrangement, or if no Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained, shall be applied in accordance with Section 4.05.

               (b) If (i) an Interest Rate Cap Provider is a Person other than the Administrative Agent or an Affiliate of the Administrative Agent, (ii) the long-term unsecured debt rating of such Interest Rate Cap Provider is withdrawn or reduced below AA by Standard & Poor's or Aa2 by Moody's, and (iii) the short-term unsecured debt rating of such Interest Rate Cap Provider is withdrawn or reduced below A-1 by Standard & Poor's or P-1 by Moody's, then within 30 days after such Interest Rate Cap Provider has received notice of such decline in the creditworthiness of such Interest Rate Cap Provider as determined by Standard & Poor's or Moody's, as the case may be, either (x) such Interest Rate Cap Provider, upon satisfaction of the Rating Agency Condition, will enter into an arrangement the purpose of which shall be to ensure performance by such Interest Rate Cap Provider of its obligations under the applicable Interest Rate Cap; or (y) the Servicer shall at its option take one of the following actions:
(i) provided that a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 4.12(c) has been obtained, direct the Trustee (A) to provide written notice to such Interest Rate Cap Provider of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) to terminate the applicable Interest Rate Cap within such 30-day period, to request the payment to it of all amounts due to the Trust under the applicable Interest Rate Cap through the termination date and to deposit any such amounts so received, on the day of receipt, into the Collection Account, (ii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 4.12(b)) which satisfies the Rating Agency Condition (a "Qualified Substitute Arrangement") or (iii) give notice to the Trustee of the occurrence of the event described in Section 6.01(k).

               (c) The Trustee shall not terminate an Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 4.12(b), the Transferor delivers to the Trustee (i) a Replacement Interest Rate Cap or a Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) evidence that the termination of such Interest Rate

Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement has satisfied the Rating Agency Condition.

               (d) The Servicer shall notify the Trustee and the Rating Agencies within five Business Days after obtaining knowledge that the senior long-term or short-term rating of an Interest Rate Cap Provider has been withdrawn or reduced by Standard & Poor's or Moody's.

               (e) Notwithstanding the foregoing, the Transferor may at any time obtain a Replacement Interest Rate Cap for any Interest Rate Cap, provided that the Transferor delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) evidence that the termination of the then-current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap has satisfied the Rating Agency Condition.

               (f) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under each Interest Rate Cap Agreement and the Servicer accepts such appointment.

               (g)  By virtue of its acceptance of a Series 1999-3
Certificate, each Series 1999-3 Certificateholder shall be deemed to have agreed that it will have no direct right of action against the Interest Rate Cap Providers for any failure to make any payment due under the Interest Rate Caps.

               (h) The Transferor shall have the option to terminate any Interest Rate Cap at any time if the Transferor obtains a Qualified Substitute Arrangement for such Interest Rate Cap.

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1999-3 Certificateholders

               Section 5.01. Distributions. On each Distribution Date, the Trustee shall distribute to the Series 1999-3 Certificateholders of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution), no later than 2:00 p.m. (North Carolina time), the amounts required to be distributed thereon pursuant to
Article IV hereof. Distributions to Series 1999-3 Certificateholders hereunder shall be made by wire transfer in immediately available funds.

               Section 5.02. Reports and Statements to Certificateholders.

               (a) No later than the Business Day following each Determination Date, the Servicer will provide to the Administrative Agent and the Trustee statements, substantially in the form of Exhibit B hereto (each, a "Monthly Servicer Report"), setting forth certain information relating to the Trust and the Certificates.

               (b) On or before January 31 of each calendar year, beginning with calendar year 2000, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-3 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1999-3 Certificateholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-3 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Series 1999-3 Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                                 Pay Out Events

               Section 6.01. Pay Out Events. If any one of the following events shall occur with respect to the Series 1999-3 Certificates:

               (a) the occurrence of an Insolvency Event relating to the Transferor, an Account Owner or the Servicer;

               (b) the Trust or the Transferor becomes an investment company within the meaning of the Investment Company Act;

               (c) the Transferor shall become unable, for any reason, to transfer Receivables to the Trust pursuant to the Agreement;

               (d) the Transferor or the Servicer shall fail (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) to observe or perform any other covenants or agreements of the Transferor or the Servicer set forth in the Agreement, the Certificate Purchase Agreement or this Supplement, which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Trustee, or to the Transferor or the Servicer, as applicable, and the Trustee by any Holder of the Certificates;

               (e) any representation or warranty made by the Transferor or the Servicer in the Agreement or this Supplement shall prove to have been incorrect in any material respect when made or when delivered and continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Trustee, or to the Transferor and the Trustee by any Holder of the Series 1999-3 Certificates and as a result of which the interests of the Certificateholders are materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this Section 6.01(e) shall not be deemed to have occurred if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

               (f) the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such three consecutive Monthly Periods;

               (g) if Heritage Bank of Commerce is an Account Owner, the occurrence of any uncured material default under the Account Origination Agreement or the Account Origination Agreement is terminated;

               (h) a court of competent jurisdiction shall issue a final non-appealable order to the effect that the Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in the Receivables;

               (i) any failure to pay to Certificateholders the full amount of interest due on the Certificates on any Distribution Date;

               (j) failure on the part of an Interest Rate Cap Provider to make an Interest Rate Cap Payment;

               (k) at any time, the Interest Rate Cap Requirement is not satisfied;

               (l) a failure of the Transferor to convey Receivables in Additional Accounts to the Trust within five Business Days after it is required to do so pursuant to Section 2.09(a)(i) of the Agreement;

               (m) any Governmental Authority having jurisdiction over the Purchaser shall prohibit the Purchaser from issuing or selling its commercial paper; or

               (n) the Purchaser is unable to issue its commercial paper for a period of ninety consecutive days due to a suspension or material limitation in the trade of commercial paper in the United States;

then, in the case of any event described in subparagraph (d), (e), (i), (j),
(k), (m) or (n) after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1999-3 Certificates evidencing more than 50% of the aggregate unpaid principal amount of Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a Pay Out Event has occurred with respect to Series 1999-3 as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (c),
(f), (g), (h) or (l) or a Pay Out Event shall occur with respect to Series 1999-3 without any notice or other action on the part of the Trustee or the Series 1999-3 Certificateholders immediately upon the occurrence of such event.

                                   ARTICLE VII

                     Optional Repurchase; Series Termination

               Section 7.01. Optional Repurchase.

               (a) On any day occurring on or after the date on which the Invested Amount is reduced to 15% or less of the highest Invested Amount during the Revolving Period, at any time on or after the Closing Date, the Transferor shall have the option to purchase the Series 1999-3 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

               (b) The Transferor shall give the Servicer, the Trustee and the Administrative Agent at least 30 days prior written notice of the date on which the Transferor intends to exercise such purchase option. Not later than 2:00 p.m., New York City time, on the exercise date the Transferor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 1999-3 shall be reduced to zero and the Series 1999-3 Certificateholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 8.01(c).

               Section 7.02. Series Termination.

               (a) If, on the Distribution Date occurring two months prior to the Series 1999-3 Termination Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount together with accrued and unpaid interest at the close of business on the last day of the Monthly Period preceding the Series 1999-3 Termination Date (after giving effect to all distributions required to be made on the Series 1999-3 Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Series 1999-3 Termination Date. The Transferor shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

               (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series 1999-3 Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1999-3 Certificateholders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the Distribution Date occurring two months prior to the Series 1999-3 Termination Date to the Series 1999-3 Termination Date, the

Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.

                                  ARTICLE VIII

                               Final Distributions

               Section 8.01. Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01 or 7.02 of this Supplement.

               (a) The amount to be paid by the Transferor with respect to Series 1999-3 in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

               (b) The amount to be paid by the Transferor with respect to Series 1999-3 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

               (c) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 1999-3 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise be made on such date) in immediately available funds: (x) the Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Certificateholders and (y) an amount equal to the sum of (A) Monthly Interest for such Distribution Date and
(B) any Monthly Interest previously due but not distributed to the Certificateholders on a prior Distribution Date will be distributed to the Paying Agent for payment to the Certificateholders.

               (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to
Section 8.01(c) for payment to the Series 1999-3 Certificateholders shall be deemed distributed in full to the Series 1999-3 Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

               Section 9.01. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

               Section 9.02. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

               Section 9.03. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               Section 9.04. Private Placement of Series 1999-3 Certificates; Form of Delivery of Series 1999-3 Certificates.

               (a) The Series 1999-3 Certificates have not been registered under the Securities Act of 1933, as amended, (the "Securities Act"), or any state securities law. No transfer of any Series 1999-3 Certificate shall be made except to the Purchaser or in accordance with the terms of the Certificate Purchase Agreement and either (i) pursuant to an effective registration under the Securities Act and applicable state securities or "blue sky" laws or (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws, (A) to the Transferor or an affiliate of the Transferor, (B) to a person who the transferor reasonably believes is a Qualified Institutional Buyer within the meaning thereof in Rule 144A under the Securities Act that is aware that the resale or other transfer is being made in reliance on Rule 144A or (C) pursuant to Regulation S under the Securities Act. The Series 1999-3 Certificates shall bear legends to the effect set forth in Exhibit A. The Transferor is not obligated to register the Series 1999-3 Certificates under the Securities Act or any other securities or "blue sky" law or to take any other action not otherwise required under this Supplement or the Agreement to permit the transfer of Series 1999-3 Certificates without registration or as described above.

               (b) The Series 1999-3 Certificates shall be delivered as Registered Certificates as provided in Section 6.01 of the Agreement.

               Section 9.05. Successors and Assigns. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Transferor may not assign or transfer any of its rights under this Supplement without the prior written consent of the Administrative Agent and without prior notice to each Rating Agency.

               Section 9.06. Amendments.

               In addition to the conditions to the amendment of the Agreement and this Supplement set forth in the Agreement, neither the Agreement nor this Supplement may be amended without the prior written consent of the Administrative Agent; provided, however, that, the Agreement may be amended without the prior written consent of the Administrative Agent if, not less than five Business Days prior to the effectiveness of any such amendment, there shall have been delivered to the Administrative Agent (i) an Opinion of Counsel addressed to the

Administrative Agent and the Purchaser that any such amendment shall not adversely affect in any material respect the interests of the Series 1999-3 Certificateholders and (ii) a copy of such amendment.

               Section 9.07. Amendments to Agreement.

               (a) For the term of this Supplement, the definition of "Eligible Account" is hereby amended with the addition of the following condition:

                      (i) The Obligor of which had a FICO score as of the date
               of the approval of the origination of the Account of at least
               [*].

               (b) For the terms of this Supplement, Section 2.09(c) of the Agreement is hereby amended with the addition of the following condition (ix):

                      (ix) after giving effect to the Additional Accounts, no
               more than [*] of the Accounts (calculated on the basis of the amount of outstanding Principal Receivables relating to the Accounts on the dates they became Accounts) shall have related Obligors with FICO Scores as of the date of origination of their Accounts of less than [*].

               (c) For the terms of this Supplement, Section 3.03 of the Agreement is hereby amended with the addition of the following paragraph (l):

                      (l) Year 2000 Readiness. The Servicer has reviewed the
               areas within its business and operations that could reasonably be expected to be adversely affected by the risk that computer applications used by it (or by its suppliers and vendors) to process any data related to this Agreement may produce materially adverse consequences in performing date-sensitive functions subsequent to any date after December 31, 1999 (such risk being referred to herein as the "Year 2000 Problem"). The Servicer is taking or causing to be taken reasonable measures to address the Year 2000 Problem on a timely basis. To the best of the Servicer's knowledge, the Year 2000 Problem will not materially and adversely affect the Servicer's ability to perform its obligations under this Agreement.

               Section 9.08. Tax Matters.

               (a) Notwithstanding anything to the contrary herein, each of the Paying Agent, Servicer or Trustee shall be entitled to withhold any amount that it reasonably determines in its sole discretion is required to be withheld pursuant to Section 1446 of the Code and such amount shall be deemed to have been paid for all purposes of the Agreement.

               (b) Each of the Series 1999-3 Certificateholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer and the Trustee (i) if such Series 1999-3 Certificateholder is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States

*Confidential treatment requested.

Internal Revenue Service Form 4224 or successor applicable or required forms,
(ii) if the Transferor so requests, a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and
(iii) such other forms and information as the Transferor may reasonably request to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 1999-3 Certificateholder agrees to provide to the Servicer and Trustee, like additional subsequent duly completed forms satisfactory to the Servicer and Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Trustee. Each Series 1999-3 Certificateholder certifies, represents and warrants that as of the date of this Agreement, or in the case of a Series 1999-3 Certificateholder which is an assignee as of the date of such Certificate Assignment, that (i) it is entitled
(x) to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (other than taxes required to be withheld pursuant to Section 1446 of the Code) and (y) to an exemption from United States backup withholding tax and (ii) it will pay any taxes attributable to its ownership of an interest in the Certificates.

               (c) Each Series 1999-3 Certificateholder agrees with the Transferor that: (a) such Series 1999-3 Certificateholder will deliver to the Transferor on or before the Closing Date or the effective date of any participation or Certificate Assignment an Investment Letter, executed by such assignee Series 1999-3 Certificateholder, in the case of a Certificate Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Series 1999-3 Certificateholder or Participant of a portion of an interest relating to the Investor Certificate and (b) all of the statements made by such Series 1999-3 Certificateholder in its Investment Letter shall be true and correct as of the date made.

               (d) [RESERVED]

               (e) Subject to the provisions of subsection 9.04(a), each Series 1999-3 Certificateholder may at any time sell, assign or otherwise transfer, to the extent of such Series 1999-3 Certificateholder's interest in the Investor Certificates (each, a "Certificate Assignment"), to (i) the Administrative Agent, the Purchaser or any other Person specified in Section 10.04(c)(i) of the Certificate Purchase Agreement or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld (upon such Certificate Assignment, a "Series 1999-3 Certificateholder") all or part of its interest in the Investor Certificates; provided, however, that any Certificate Assignment shall be void unless (i) the minimum amount of such Certificate Assignment shall be $5,000,000, (ii) such assignee Series 1999-3 Certificateholder shall comply with this Section 9.08 and shall have delivered to the Trustee, prior to the effectiveness of such Certificate Assignment, a copy of an agreement under which such assignee Series 1999-3 Certificateholder has made the representations, warranties and covenants required to be made pursuant to this Section 9.08, (iii) there shall not be, in the aggregate, more than [*] Certificateholders and Partial Participants after giving effect to such Assignment, and (iv) such proposed assignee shall provide the forms described in (i), (ii) and (iii) of subsection 9.08(b) (subject to the Transferor's consent, as applicable and as set forth therein) in the manner

*Confidential treatment requested.

described therein. In connection with any Certificate Assignment to a Person other than the Administrative Agent, the Purchaser or any other Person specified in Section 10.04(c)(i) of the Certificate Purchase Agreement, the assignor Series 1999-3 Certificateholder shall request in writing to the Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor (the Transferor shall respond to any such request within ten Business Days after its receipt and the Transferor will not unreasonably withhold such consent) it being understood that the obtaining of such consent is a condition to the effectiveness of such a Certificate Assignment. Each assignee Series 1999-3 Certificateholder is subject to the terms and conditions of subsection 9.08(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein, and the assigning Series 1999-3 Certificateholder hereby certifies, represents and warrants that its assignee's certifications, representations and warranties thereunder are true.

               (f) Subject to the provisions of subsection 9.04(a), any Series 1999-3 Certificateholder may at any time grant a participation in all or part (but not less than $5,000,000) of its interest in Investor Certificates to (i) the Administrative Agent, the Purchaser or any other Person specified in Section 10.04(c)(i) of the Certificate Purchase Agreement or (ii) any other Person to which the Transferor may consent, which consent shall not be unreasonably withheld (the Administrative Agent, the Purchaser and each such other Person, a "Participant" and each Participant acquiring a participation in less than all of a Certificateholder's rights with respect to payments due thereunder, a "Partial Participant"); provided, however, that such participation shall be void, unless
(i) such Participant complies with the applicable provisions of this Section 9.08, (ii) there shall not be, in the aggregate, more than four Certificateholders and Partial Participants after giving effect to such participation, and (iii) such Series 1999-3 Certificateholder delivers to the Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section. In connection with the granting of any such participation to any Person other than to the Administrative Agent, the Purchaser or any other Person specified in Section 10.04(c)(i) of the Certificate Purchase Agreement, the granting Series 1999-3 Certificateholder shall provide a written request to the Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor to the granting of the specified interest to any identified prospective Participant, the Transferor shall respond to any such request within ten Business Days after its receipt, it being understood that the obtaining of such consent is a condition to the effectiveness of such a participation. Each Series 1999-3 Certificateholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Series 1999-3 Certificateholder's direct obligations hereunder and that the Transferor shall have no obligation to have any communication or relationship whatsoever with any Participant of such Series 1999-3 Certificateholder in order to enforce the obligations of such Series 1999-3 Certificateholder hereunder. Each Series 1999-3 Certificateholder shall promptly notify the Trustee (which shall promptly notify the Transferor) in writing of the identity and interest of each Participant upon any such disposition. In granting any participation, the Series 1999-3 Certificateholder certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax,
(ii) prior to the date on which the
first interest payment is due to the Participant, such Series 1999-3 Certificateholder will provide to the Servicer and Trustee, the forms described in (i), (ii) and (iii) of subsection 9.08(b) (subject to the Transferor's consent, as applicable and as set forth therein) as though the Participant were a Series 1999-3 Certificateholder, and (iii) such Series 1999-3 Certificateholder similarly will provide subsequent forms as described in subsection 9.08(b) with respect to such Participant as though it were a Series 1999-3 Certificateholder.

               (g) Any holder of an interest in the Trust acquired pursuant to
Section 12.01(b) of the Agreement in respect of the Series 1999-3 Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available to the public bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a publicly traded partnership treated as a corporation), such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

                           [Signature Page to Follow]

               IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                            NEXTBANK, N.A.,
                                            as Transferor and Servicer

                                               By: /s/ John V. Hashman
                                                  ------------------------------
                                                  Name: John V. Hashman
                                                  Title: Chief Financial Officer

                                            THE BANK OF NEW YORK,
                                            as Trustee

                                               By: /s/ Kimberly Gilfoil
                                                  ------------------------------
                                                  Name: Kimberly Gilfoil
                                                  Title: Assistant Treasurer

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE

               THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT AND THE SERIES 1999-3 SUPPLEMENT THERETO REFERRED TO HEREIN.

               NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

               NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT AND SERIES 1999-3 SUPPLEMENT REFERRED TO HEREIN.

               THE OUTSTANDING PRINCIPAL BALANCE OF THIS SERIES 1999-3 CERTIFICATE WILL BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS SERIES 1999-3 CERTIFICATE ALLOCABLE TO PRINCIPAL. IN ADDITION, THIS SERIES 1999-3 CERTIFICATE MAY BE INCREASED AT THE REQUEST OF THE TRANSFEROR SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN THE SERIES 1999-3 SUPPLEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE SERIES 1999-3 CERTIFICATES, THE OUTSTANDING PRINCIPAL BALANCE OF THIS SERIES 1999-3 CERTIFICATE MAY BE LESS THAN THE MAXIMUM OUTSTANDING PRINCIPAL BALANCE. ANYONE ACQUIRING THIS SERIES 1999-3 CERTIFICATE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL BALANCE OF THIS SERIES CERTIFICATE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE SERIES 1999-3 CERTIFICATES, THE TRUSTEE IS THE BANK OF NEW YORK.

REGISTERED

No. R-_______

                             NEXTCARD MASTER TRUST I

                   SERIES 1999-3 VARIABLE FUNDING CERTIFICATE

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts serviced by

                                 NEXTBANK, N.A.

and other assets and interests constituting the Trust under the Amended and Restated Pooling and Servicing Agreement referred to below.

(Not an interest in or obligation of NextBank, N.A. (the "Transferor"), the Account Owners or any of their respective affiliates). This certifies that [___________________](the "Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1998, as amended and restated by the Amended and Restated Pooling and Servicing Agreement, dated as of May 21, 1999, by and among NextCard Funding Corp. ("Funding"), as transferor, NextCard, Inc. ("NextCard"), as servicer, and The Bank of New York, as trustee (the "Trustee"), as assigned, assumed and amended by the Assignment, Assumption and Amendment thereto, dated as of October 18, 1999, among Funding, NextCard, the Trustee and the Transferor (as so assigned, assumed and amended, the "Agreement"), and as supplemented by the Series 1999-3 Supplement, dated as of November 10, 1999 (the "Supplement"), between the Transferor, as transferor and servicer, and the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable. The corpus of the Trust consists of all of the Transferor's right, title and interest in and to a portfolio of receivables (the "Receivables") existing or arising in the consumer revolving credit card accounts identified under the Agreement from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof. This Certificate does not, however, represent any interest in any monies or other property on deposit in or credited to or held in the Collection Account or the Series Accounts except as specifically provided in the Agreement and Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at 101 Barclay Street, 12th Floor East, New York, New York 10286, Attention: Corporate Trust Department -- Trustee.

               This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time (other than as supplemented by a supplement to the Agreement creating a series of Investor Certificates unrelated to Series 1999-3), the Certificateholder by virtue of the acceptance hereof assents and is bound.

               It is the intent of the Transferor and each Certificateholder that, for federal, state and local income and franchise tax purposes only, the Certificates will qualify as indebtedness of the Transferor secured by the Receivables. Each Certificateholder, by the acceptance of its Certificate, agrees to treat the Certificates for federal, state and local income and franchise tax purposes as debt of the Transferor.

               In general, payments of principal with respect to the Certificates are limited to the Invested Amount, which may be less than the unpaid principal balance of the Certificates.

               This Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is a not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificateholder shall be deemed to have represented and warranted that it is not a Benefit Plan.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

               IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                    NEXTBANK, N.A.

                                    By:
                                        -------------------------------
                                        Name:
                                        Title:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Certificate described in the within-mentioned Agreement and Supplement.

                                     [                       ],
                                      -----------------------
                                     as Trustee,

                                  By:
                                     ----------------------------------------
                                     Authorized Officer

                                     or


                                  By:
                                     ----------------------------------------
                                     as Authenticating Agent for the Trustee,

                                   By:
                                     ----------------------------------------
                                     Authorized Officer

                             NEXTCARD MASTER TRUST I

                   SERIES 1999-3 VARIABLE FUNDING CERTIFICATE

                         Summary of Terms and Conditions

               The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and Finance Charge Receivables. This Certificate is one of a Series of Certificates entitled NextCard Master Trust I, Series 1999-3 (the "Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holder of the Transferor Certificate. The aggregate interest represented by the Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Invested Amount at such time. The Initial Invested Amount is $0. The Invested Amount on any determination date will be an amount equal to (a) the Initial Invested Amount, plus (b) the aggregate principal amount of Invested Amount Increases pursuant to Section 4.10 of the Supplement on or prior to such date, minus (c) the aggregate amount of principal payments made to the Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs for all prior Distribution Dates over Investor Charge-Offs reimbursed pursuant to Section 4.07(b) of the Supplement prior to such date.

               Subject to the terms and conditions of the Agreement, the Transferor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

               On each Distribution Date, the Trustee shall distribute to each Certificateholder of record on the last Business Day of the preceding calendar month (each a "Record Date") such amounts as are payable to the Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Certificate will be made by the Trustee by wire transfer of immediately available funds. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-3 Certificateholders in accordance with the Agreement and the Supplement.

               On any day occurring on or after the day on which the Invested Amount is reduced to 15% or less of the highest Invested Amount during the Revolving Period, the Transferor has the option to purchase the Series 1999-3 Certificateholders' Interest in the Trust. The repurchase price will be equal to
(a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, the Invested Amount for Series 1999-3 shall be reduced to zero and the Series 1999-3 Certificateholders will not have any interest in the Receivables and the Series 1999-3 Certificates will represent only the right to receive such Reassignment Amount.

               THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER, THE ACCOUNT OWNERS OR ANY OF THEIR AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

               The transfer or exchange of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer or exchange at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Certificateholder or such Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

               As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate fractional, undivided interests as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

               The Trustee, the Transferor, the Servicer, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Transferor, the Servicer, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

               THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                                                       EXHIBIT B

                         FORM OF MONTHLY SERVICER REPORT

                     [TO BE SEPARATELY PROVIDED BY NEXTBANK]




                                                            -----------------------------------------------------
NEXTCARD FUNDING CORP                                       Distribution Date:      XXXXX, 1999
NEXTCARD MASTER TRUST I:  SERIES 1999-3                     Determination Date:  XXXXX, 1999

                                                            -----------------------------------------------------
MONTHLY CERTIFICATEHOLDERS STATEMENT
MONTHLY PERIOD ENDED SEPTEMBER 30, 1999

I     RECEIVABLES IN THE TRUST

      A.  Activity for the Period

          (a)   Beginning of Period Receivables                                                 $-
          (b)   Sales                                                                         0.00
          (c)   Cash Advances                                                                 0.00
          (d)   Returns                                                                       0.00
          (e)   Payments                                                                      0.00
          (f)   Finance Charges and Other                                                     0.00
          (g)   Transfers In                                                                  0.00
          (h)   Transfers Out                                                                 0.00
          (i)   Account Additions                                                             0.00
          (j)   Charge Offs                                                                      -
                                                                                           ========
          (k)   End of Period Total Receivables                                                 $-

                                                                                           ========

      B.  Ending Balance Breakdown:

          (a)   End of Period Principal Receivables, net of discount                            $-
          (b)   End of Period Finance Charge Receivables                                         -
                                                                                           ========
          (c)   End of Period Total Receivables                                                 $-

                                                                                           ========
                                                                                           ========
          (d)   Average Total Receivables                                                       $-

                                                                                           ========
                                                                                           ========
          (e)   Average Principal Balance                                                       $-

                                                                                           ========

      C.  Payment Rate

          (a)   Payment Rate (Payments / Beginning Month Receivables Balance)                0.00%
                                                                                           ========
          (b)   Payment Rate for Prior month                                                 0.00%

                                                                                           ========
          (c)   Payment Rate for Two Months Prior                                            0.00%
                                                                                           ========
                                                                                           ========
          (d)   Three month average Payment Rate                                             0.00%

                                                                                           ========

          If <=9%, Reserve Account % increases by 1%

      D.  NUMBER OF ACCOUNTS:

          (a)   Total Number of Accounts at Beginning of Period                                  -
          (b)    Net Change in Number of Accounts                                                -
                                                                                           ========
          (c)   Total Number of Accounts at End of Period                                        -
                                                                                           ========


II    PERFORMANCE SUMMARY
      A.  COLLECTIONS

      (a) Total Collections                                                                     $-

                                                                                           ========
          (i)  Total Principal Collections                                                      $-

      B.  DELINQUENCIES AND LOSSES                                                   Number              Receivables
                                                                                     ------              -----------
      (a) Current Accounts                                                             0                 0.0%
          End of month delinquencies:

          (i)   30-59 Days                                                             0                 0.0%
          (ii)  60-89 Days                                                             0                 0.0%
          (iii) 90-119 Days                                                            0                 0.0%
          (iv)  120-149 Days                                                           0                 0.0%
          (v)   150-179 Days                                                           0                 0.0%
          (vi)  180-209 Days                                                           -                 0.0%
          (vii) Over 209 Days                                                          -                 0.0%
                                                                                    --------------       -----
          (viii)SubTotal -- 30+ Days Delinquent                                        0                 0.0%
                                                                                    --------------       -----
                                                                                    ==============       =====
      (b) Total Accounts                                                               0                 0.0%
                                                                                    ==============       =====

                                                                                                     % of Total

      C.  DELINQUENCIES AND LOSSES                                                   Amount                 Receivables
                                                                                     ------                 -----------
      (a) Current Balances                                                                 $-                    0.0%
          End of month delinquencies:

          (i)   30-59 Days                                                                  -                    0.0%
          (ii)  60-89 Days                                                                  -                    0.0%
          (iii) 90-119 Days                                                                 -                    0.0%
          (iv)  120-149 Days                                                                -                    0.0%
          (v)   150-179 Days                                                                -                    0.0%
          (vi)  180-209 Days                                                                -                    0.0%
          (vii) Over 209 Days                                                               -                    0.0%
                                                                                    ------------         -------------
          (viii)SubTotal -- 30+ Days Delinquent                                             -                    0.0%
                                                                                    ------------         -------------
                                                                                    ============         =============
      (b) Total Balances                                                                   $-                    0.0%
                                                                                    ============         =============

      D.  DEFAULTS

      (a) Gross Principal Defaults during the month                                         $-
                                                                                    ===========
                                                                                    ===========
      (b) Gross Principal Defaults as a percentage of the Average Principal Amount       0.00%
                                                                                    ===========
                                                                                    ===========
      (c) Default % for prior month                                                      0.00%
                                                                                    ===========
                                                                                    ===========
      (d) Default % for two months prior                                                 0.00%
                                                                                    ===========
                                                                                    ===========
      (e) Three month default % average                                                  0.00%
                                                                                    ===========

      if >=10%, Reserve Account % increases by 1%

III   EXCESS FUNDING ACCOUNT

      (a) Beginning Excess Funding Account Balance                                                             $-
          (i)   Plus:  Interest income from investments in the related Monthly Period                           -

          (ii)  Plus:  Deposits pursuant to Series 1999-3 Supplement                                            -

          (iii) Less:  Distributions pursuant to the Pooling and Servicing Agreement                            -
                                                                                                           -------

      (b) Excess Funding Account Amount                                                                        $-

                                                                                                           =======

IV    SELLER'S INTEREST

      (a) Beginning Transferor Amount                                                                                      $-

      (b) Transferor Percentage at the end of the Monthly Period was equal to                                            0.0%

      (c) Ending Transferor Amount                                                                                         $-

V     SERIES 1999-3 Information

      (a) Beginning Invested Amount                                                                            $--
          (i)   Plus: Invested Amount Increases pursuant to Section 4.10                                                    -

          (ii)  Minus: Principal Payments made to the Certificateholders                                                    -
                                                                                                          --------------------

      (b) Month End Invested Amount                                                                                        $-

                                                                                                          ====================

      (c) The Certificate Rate with respect to the Interest Period preceeding such                                          -
          Distribution Date

      (d) Average Invested Amount for the Monthly Period                                                       $--

      (e) The Series 1999-3 Floating Allocation Percentage with respect to the
          Monthly Period preceding such Distribution Date was equal to (Average
          Investor %)

      (f) The Series 1999-3 Fixed Allocation Percentage with respect to the
          Monthly Period N/A preceding such Distribution Date was equal to (If
          Applicable)

      (g) Series 1999-3 Allocable Finance Charge Collections for such Distribution Date                        $--

      (h) Series 1999-3 Allocable Principal Collections for such Distribution Date                             $--

      (i) The Monthly Servicing Fee allocable to Series 1999-3 Certificates                                    $--

VI    RESERVE ACCOUNT

      (a) Required Excess Spread Reserve Account Percentage                                                      -
      (b) Required Excess Spread Reserve Account Amount                                                        $--
      (c) Amount on Deposit in the Spread Account                                                              $--

      (a) Beginning Reserve Account balance                                                                    $--

          (i)   Less withdraws made in accordance with Section 4.11 (b) of the Supplement

                -  For application pursuant to subsection 4.07 (a)                                                          -
                -  Excess withdrawn and treated as Collections of Finance Charge Receivables                                -

          (ii)  Plus Required Reserve Account Additions pursuant to Section 4.11 (c) of the                    $--
                Supplement

          (iii) Plus Interest Earned on the Reserve Account                                                                 -
                                                                                                          --------------------

      (b) Ending Reserve Account Balance                                                                                   $-

                                                                                                          ====================


VII   APPLICATION OF FUNDS

      (a) Series 1999-3 Allocable Finance Charge Collections for such Distribution Date                                 $--

          (i)   The Monthly Interest for such Distribution Date                                                         -

          (ii)  Monthly Interest previously due but not distributed to Certificateholders,                              -

          (ii)  Additional Interest for such Distribution Date and any
                Additional Interest previously due but not distributed to Certificateholders on a prior Distribution Date

          (iii) Monthly Servicing Fee for such Distribution Date                                                        -

          (iv)  Monthly Servicing Fee previously due but not distributed to the Servicer                                -
                on a prior Distribution Date, shall be distributed to the Servicer
                (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.04 of the Agreement);

          (v)   Investor Default Amount for such Distribution Date                                                      -
                                                                                                           ---------------

          (vi)  the balance, if any, shall constitute Excess Spread                                                    $-
                                                                                                           ===============

      (b) During the Revolving Period, and amount equal to Series 1999-3 Allocable Principal                            $--
          Collections shall be paid to the Transferor in exchange for additional receivables

      (c) On each Distribution Date with respect to the Limited Amortization
          Period, an amount N/A equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority

          (i) an amount which, together with the aggregate amounts distributed pursuant to N/A this clause (i) on prior Distribution Dates with respect to the same Limited Amortization Amount, equals the Limited Amortization Amount

          (ii) the balance of such Available Principal Collections shall be treated as Shared N/A Principal Collections and applied in accordance with Section 4.04 of the

                Agreement.

      (d) On each Distribution Date with respect to the Scheduled Amortization
          Period or the N/A Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

          (i)   the Invested Amount on such Distribution Date shall be distributed to the                                 N/A
                Certificateholders

          (ii)  an amount equal to the balance, if any, of such Available
                Principal Collections N/A shall be treated as Shared Principal
                Collections and applied in accordance with Section 4.04 of the Agreement.

VIII  A.  PORTFOLIO YIELD

      (a) Portfolio Yield for the current Monthly Period                                                                  -

      (b) Base Rate for the current Monthly Period                                                                        -

      (c) Excess Spread Percentage for the current Monthly Period                                                         -


      B.  EXCESS SPREAD

      (a) Current Excess Spread                                                                                           -
      (b) Excess Spread (prior month)                                                                                     -
      (c) Excess Spread (2 months prior)                                                                                  -

      (d) 3 Month Average Gross Portfolio Yield                                                                           -


      -----------------------------------
      Douglas R. Wachtel
      Controller
      NextCard, Inc.

                                                                       EXHIBIT C

                            FORM OF INVESTMENT LETTER

                               _________, ___ 1999

NextBank, N.A.
595 Market Street
Suite 1800
San Francisco, CA  94104
Attn:  Chief Financial Officer

The Bank of New York
101 Barclay Street
12th Floor East
New York, NY  10286

Attn:  Corporate Trust Administration

               Re: NextCard Master Trust I Series 1999-3 Certificates (the "Certificates")

Ladies and Gentlemen:

               This letter (the "Investment Letter") is delivered by [__________________](the "Purchaser") pursuant to Section 9.04 of the Series Supplement, dated as of November 10, 1999, between NextBank, N.A. ("NextBank"), as transferor and servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and The Bank of New York, as trustee (the "Trustee"), to the Amended and Restated Pooling and Servicing Agreement, dated as of May 21, 1999, by and among NextCard Funding Corp. ("Funding"), as transferor, NextCard, Inc. ("NextCard"), as servicer, and the Trustee, as assigned, assumed and amended by the Assignment, Assumption and Amendment thereto, dated as of October 18, 1999, among Funding, NextCard, the Trustee and NextBank (as so assigned, assumed and supplemented, the "Pooling and Servicing Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser represents to the Transferor and the Trustee as follows:

                (i)             the Purchaser has such knowledge and experience
                        in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates and the Purchaser is able to bear the economic risk of such investment;

                (ii)            the Purchaser has reviewed the Pooling and
                        Servicing Agreement (including the schedule and exhibits thereto) and has had the opportunity to perform due diligence with respect thereto and to ask questions of and receive answers from the Transferor and its representatives concerning the Transferor, the Trust and the Certificates;

                (iii)           the Purchaser is not acquiring the Certificates
                        as an agent or otherwise for any other person. The Purchaser is a [__________] corporation;

                (iv)            the Purchaser is an "accredited investor" as
                        defined in Rule 501 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended. The Purchaser understands that the offering and sale of the Certificates have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the Certificates have not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body;

                (v)             the Purchaser is acquiring the Certificates
                        without a view to any distribution, resale or other transfer thereof, except as contemplated by the following sentence. The Purchaser will not resell, participate or otherwise transfer the Certificates, any interest therein or any portion thereof, unless (A) it receives a letter from the buyer or transferee thereof or participant therein in substantially the form hereof, and (B) such sale, participation or transfer is (i) a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Transferor or any affiliate of the Transferor; (iii) to a person who the Purchaser and Administrative Agent reasonably believe is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act of 1933, as amended) that is aware that the resale or other transfer is being made in reliance upon Rule 144A; or (iv) pursuant to Regulation S under the Securities Act of 1933, as amended.

                (vi)            the Purchaser understands that each Certificate
                        will bear a legend to substantially the following effect:

                THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AMENDED AND RESTATED

POOLING AND SERVICING AGREEMENT AND THE SERIES 1999-3 SUPPLEMENT THERETO REFERRED TO HEREIN.

        NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

        NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT AND SERIES 1999-3 SUPPLEMENT REFERRED TO HEREIN.

                (vii)           this Investment Letter has been duly authorized,
                        executed and delivered and constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by receivership, conservatorship, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity;

                (viii)          the Purchaser represents and warrants that it is
                        not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in such entity;

                (ix)            the Purchaser, by its acceptance of the interest
                        in the Certificates purchased hereunder, agrees to treat the Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Transferor; and

                (x)             The Purchaser shall, prior to the date on which
                        the first interest payment hereunder is due thereto, provide to the Servicer and the Trustee (i) if the Purchaser is incorporated or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form 4224 or successor applicable or required forms, (ii) a duly completed copy of United States International Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. The Purchaser agrees to provide to the Servicer and Trustee like additional subsequent duly completed forms satisfactory to the Servicer and Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered to it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or Trustee. The Purchaser certifies, represents and warrants that as of the date of its acquisition of an interest in the Certificates that (i) it is entitled (x) to receive payments under the Pooling and Servicing Agreement without deduction or withholding of any United States federal income taxes (other than taxes required to be withheld pursuant to Section 1446 of the Code) and (y) to an exemption from United States backup withholding tax and (ii) it will pay any taxes attributable to its ownership of an interest in the Certificates.

                                              Very truly yours,

                                             [                            ],
                                              ----------------------------
                                                   as Purchaser

                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT D

                      FORM OF INTEREST RATE CAP AGREEMENT

[FIRST UNION LETTERHEAD]

                       RATE CAP TRANSACTION CONFIRMATION

DATE:          December 1, 1999

TO:            Mr. John Bunting
               Next Card Master Trust I ("Counterparty")
               595 Market Street, Suite 1800
               San Francisco, CA 94105
               Fax: 415-369-5526

From:          First Union National Bank ("First Union")

Subject:       Rate Cap

Ref. No.       125690/176668

--------------------------------------------------------------------------------

Dear Mr. Bunting:

     The purpose of this letter agreement is to set forth the terms and conditions of the Rate Cap Transaction entered into between the Counterparty and First Union on the Trade Date specified below (the "Transaction").

     1. The definitions and provisions contained in the 1991 ISDA Definitions, as amended and supplemented by the 1998 Supplement to the ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (together, the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     If at any time there exists a master agreement (however described) between the parties governing this Transaction ("Master Agreement"), this Confirmation supplements, forms part of and will be governed by the Master Agreement.

     In the absence of such Master Agreement, this Confirmation incorporates by reference the 1992 ISDA Master Agreement (Local Currency -- Single Jurisdiction version) published by the International Swaps and Derivatives Association, Inc. ("ISDA Master"), and for that purpose "Market Quotation" and the "Second Method" shall apply under the ISDA Master as though this paragraph were deemed to be the "Schedule" to the ISDA Master, and this Confirmation together with the ISDA Master shall form a binding and complete contract between the parties governed by the law (and not the law of conflicts) of the State of New York. Neither party is acting as the other party's financial advisor for this Transaction nor is it relying on the other party for any evaluation of the present or future results, consequences, risks, and benefits of this transaction, whether financial, accounting, tax, legal, or otherwise.

     Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Rate Cap Transaction to which this Confirmation relates on the terms and conditions set forth below.

     Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place of the account specified below, in freely transferable funds and in the manner customary for payments in the required currency. If on any date amounts would otherwise be payable in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amounts that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

2. The terms of the particular Rate Cap Transaction to which this Confirmation relates are as follows:

Transaction Type:                  Rate Cap

Notional Amount                    $220,000,000.00

Trade Date:                        November 30, 1999

Effective Date:                    December 1, 1999

Termination Date:                  December 15, 2000, subject to adjustment in
                                   accordance with the Modified Following
                                   Business Day Convention.

Fixed Amounts:

     Fixed Rate Payer:             Counterparty

     Fixed Amount:                 *

     Fixed Amount Payer
     Payment Date:                 December 2, 1999

Floating Amounts:

     Floating Rate Payer:          First Union

     Cap Rate:                     *

     Floating Rate Payer           Monthly on the 15th day of each month,
     Payment Dates:                commencing December 15, 1999 through and
                                   including the Termination Date, subject to
                                   the Modified Following Business Day
                                   Convention.

     Floating Rate for Initial
     Calculation Period:           Determined on the Effective Date

     Floating Rate Option:         USD-CP-H.15

     Designated Maturity:          1 Month

     Floating Rate Day
     Count Fraction:               Actual/360

     Floating Rate Determined:     Determined on each Reset Date

     Reset Dates:                  Each New York Banking Day in each
                                   Calculation Period

     Method of Averaging:          Unweighted Average

     Compounding:                  Inapplicable

USD-CP-H.15: "USD-CP-H.15" means that the rate for a Reset Date will be the Money Market Yield of the rate set forth in H.15 (519) for that day opposite the Designated Maturity under the caption "Commercial Paper-Nonfinancial." If on the Calculation Date for a Calculation Period the appropriate rate for a Reset Date in that Calculation Period is not yet published in H.15 (519), the rate for that Reset Date will be determined as if the parties had specified "USD-CP-Reference Dealers" as the applicable Floating Rate Option.


* Confidential treatment requested

Calculation Agent:          First Union

Business Days:              New York

Business Day Convention:    Modified Following

Governing Law:              State of New York

Payments to First Union:    First Union Charlotte
                            Capital Markets
                            Attention: Derivatives Desk
                            Fed. ABA No. 053000219
                            Ref. No.: 125690/176668

Payments to Counterparty:   Please forward instruction to First Union in
                            Charlotte, N.C.
                            No payments will be made prior to receipt of Counterparty's payment instructions.

First Union Contacts:       Settlements and/or Rate Resets:
                            Tel: (704) 715-1875
                            Fax: (704) 383-9139

                            Documentation and/or Collateral:
                            Tel: (704) 715-1960
                            Fax: (704) 383-9139

                            Please quote transaction reference number.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us.

                                   Very truly yours,

                                   FIRST UNION NATIONAL BANK

                                   By:
                                      ----------------------------------
                                   Name:
                                   Title:
                                   Date:
                                        --------------------------------

                                   By:
                                      ----------------------------------
                                   Name:
                                   Title:
                                   Date:
                                        --------------------------------

Accepted and confirmed as of
the date first above written:

NEXT CARD MASTER TRUST I

By:
   ------------------------
Name:
   ------------------------
Title:
   ------------------------
Date:
   ------------------------

                                                                       EXHIBIT E

                    FORM OF INVESTED AMOUNT INCREASE REQUEST

                                     [Date]

THE BANK OF NEW YORK, as Trustee
Corporate Trust Department--Trustee
101 Barclay Street
12th Floor East
New York, New York  10286

NEXTBANK, N.A.
595 Market Street
Suite 1800
San Francisco, California  94105

FIRST UNION SECURITIES, INC.
One First Union Center, TW-9
301 South College Street
Charlotte, North Carolina  28288
Attention:  Bennett S. Cole

        Re:    NextCard Master Trust I, Series 1999-3

Ladies and Gentlemen:

               Pursuant to Section 4.10 of the Series 1999-3 Supplement dated as of November 10, 1999, by and between NextBank, N.A., as Transferor and Servicer, and The Bank of New York, as Trustee (terms defined therein being used herein as therein defined), the Transferor hereby irrevocably requests an Invested Amount Increase in the amount of $___________.(1)

               The Transferor requests that such increase in the Invested Amount be made and (i) $[_________] of the proceeds of such increase in the Invested Amount be remitted on the applicable Increase Date in immediately available funds to the Trustee for deposit in the Reserve Account in accordance with
Section 4.11(c) of the Supplement and (ii) the remaining proceeds of such increase in the Invested Amount be remitted on the applicable Increase Date in immediately available funds to the Transferor, in each case in accordance with the terms and conditions specified in the Supplement and the Certificate Purchase Agreement.

               Such Invested Amount Increase is requested to be made on the
______________.

                                            Very truly yours,

                                            NEXTBANK, N.A., as Transferor

                                            By:

-------------
(1) Each such Invested Amount Increase shall be in the minimum amount and integral multiple in excess of that amount specified in Section 4.10 of the Supplement


                                      E-2